Democracy International Fund (DMCY)

(the “Fund”)

a series of The Advisors’ Inner Circle Fund III (the “Trust”)

Supplement dated October 12, 2023

to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

dated May 1, 2023

At a special meeting held on September 26, 2023 shareholders approved a new investment sub-advisory agreement between Vident Advisory, LLC, Democracy Investment Management LLC, and acknowledged and accepted by The Advisors’ Inner Circle Fund III.

Any references in the Summary Prospectus, Prospectus and SAI to Vident Investment Advisory, LLC as the sub-adviser for the Fund are deleted and replaced with Vident Advisory, LLC.

In the section in the SAI titled “The Adviser And Sub-Adviser,” under the heading titled “Sub-Adviser - General.,” this paragraph “Vident Investment Advisory, LLC, a Delaware limited liability company formed in 2014, serves as the sub-adviser to the Fund. The Adviser’s principal place of business is located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. The Sub-Adviser is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC is a wholly-owned subsidiary of Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad I. Baki, and W. Baker Crow serve as the trustees of Vident Investors’ Oversight Trust. As of March 31, 2023, the Sub-Adviser had approximately $7.1 billion in assets under management.” is replaced with the following:

Vident Advisory, LLC, a Delaware limited liability company formed and registered with the SEC in 2019, serves as the sub-adviser to the Funds. The Sub-Adviser’s principal place of business is located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. The Sub-Adviser is owned by Vident Capital Holdings, LLC, which is controlled by MM VAM, LLC. MM VAM, LLC, an entity owned by Casey Crawford, is located at 8024 Calvin Hall Road, Indian Land, South Carolina 29707. As of July 31, 2023 the Sub-Adviser had approximately $7.4 billion in assets under management.

Please retain this Supplement for future reference.

DEM-SK-002-0100